Exhibit 10.2
ZIX CORPORATION
OUTSIDE DIRECTOR
STOCK OPTION AGREEMENT
(2006 DIRECTORS’ STOCK OPTION PLAN)
     THIS STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth on the signature page attached hereto (the “Signature Page”) with respect to the stock options granted by Zix Corporation, a Texas corporation (the “Company”), to the Optionee (“Optionee”) listed on the signature page hereto.
     WHEREAS, Zix Corporation (the “Company”) wishes to recognize the contributions of the Optionee to the Company and to encourage the Optionee’s sense of proprietorship in the Company by owning the common stock, par value $.01 per share (the “Common Stock”), of the Company;
     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the Company hereby grants to the Optionee a nonqualified stock option (“Option”) to purchase up to a total number of shares of the Common Stock set forth on the Signature Page at the price per share (the “Option Price”) set forth on the Signature Page on the terms and conditions and subject to the restrictions as set forth in this Agreement and the provisions in the Zix Corporation 2006 Directors’ Stock Option Plan (which is incorporated herein by reference) (the “Plan”), which is referenced on the Signature Page. All defined terms contained herein shall have the meanings ascribed to them in the Plan, except as otherwise provided herein.
1. Definitions.
     a. Acquiring Person. An “Acquiring Person” shall mean any person (including any “person” as such term is used in Sections 13(d)(3) or 14(d)(2) of the Exchange Act that, together with all Affiliates and Associates of such person, is the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 10% or more of the outstanding Common Stock. The term “Acquiring Person” shall not include the Company, any majority-owned subsidiary of the Company, any employee benefit plan of the Company or a majority-owned subsidiary of the Company, or any person to the extent such person is holding Common Stock for or pursuant to the terms of any such plan. For the purposes of this Agreement, a person who becomes an Acquiring Person by acquiring beneficial ownership of 10% or more of the Common Stock at any time after the date of this Agreement shall continue to be an Acquiring Person whether or not such person continues to be the beneficial owner of 10% or more of the outstanding Common Stock.

     b. Affiliate and Associate. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act in effect on the date of this Agreement.
     c. Cause. “Cause” shall mean the willful engaging by the Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company or its subsidiaries. For purposes of this definition, no act or failure to act on the part of the Optionee shall be considered willful unless it is done, or omitted to be done, by the Optionee in bad faith or without reasonable belief that the Optionee’s action or omission was in the best interest of the Company.
     d. Change in Control. A “Change in Control” of the Company shall have occurred if during the term of this Agreement, any of the following events shall occur:
     (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization, the Company or its shareholders or Affiliates immediately before such transaction beneficially own, immediately after or as a result of such transaction, equity securities of the surviving or acquiring corporation or such corporation’s parent corporation possessing less than fifty-one percent (51%) of the voting power of the surviving or acquiring person or such person’s parent corporation;
     (ii) The Company sells all or substantially all of its assets to any other corporation or other legal person and as a result of such sale, the Company or its shareholders or Affiliates immediately before such transaction beneficially own, immediately after or as a result of such transaction, equity securities of the surviving or acquiring corporation or such corporation’s parent corporation possessing less than fifty-one percent (51%) of the voting power of the surviving or acquiring person or such person’s parent corporation (provided that this provision shall not apply to a registered public offering of securities of a subsidiary of the Company, which offering is not part of a transaction otherwise a part of or related to a Change in Control);
     (iii) Any Acquiring Person has become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities which, when added to any securities already owned by such person, would represent in the aggregate 35% or more of the then outstanding securities of the Company which are entitled to vote to elect any class of directors;
     (iv) If, at any time, the Continuing Directors then serving on the Board of Directors of the Company cease for any reason to constitute at least a majority thereof; or
     (v) Any occurrence that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A or any successor rule or regulation promulgated under the Exchange Act.

     e. Continuing Director. A “Continuing Director” shall mean a director of the Company who (i) is not an Acquiring Person or an Affiliate or Associate thereof, or a representative of an Acquiring Person or nominated for election by an Acquiring Person, and (ii) was either a member of the Board of Directors of the Company on the date of this Agreement or subsequently became a director of the Company and whose initial election or initial nomination for election by the Company’s shareholders was approved by a majority of the Continuing Directors then on the Board of Directors of the Company.
     f. Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     g. Option Shares. “Option Shares” shall mean the Common Stock shares received upon exercise of the Option.
     h. Transfer. “Transfer” (or any derivative thereof) means a direct or indirect assignment, sale, transfer, license, lease, pledge, encumbrance, hypothecation or execution, attachment or similar process.
2. Term of Option. The term of the Option shall expire at 12:00 midnight on the date set forth on the Signature Page attached hereto (the “Expiration Date” or “stated term”), except as such term may be otherwise shortened by the other provisions of the Plan or this Agreement.
3. Exercise of Option.
     a. Exercise. The Option shall become exercisable as set forth in the Signature Page. However, this Option shall become exercisable upon the occurrence of a Change in Control as to all options that have not vested as of the occurrence of the Change in Control. Once the Option has become exercisable with respect to a certain number of shares as provided above, it shall thereafter be exercisable as to all of that number of shares, or as to any part thereof, until the expiration or termination of the Option. However, the Option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the Option, if less than 100 shares).
     b. Adjustment. In the event there is any adjustment to the Common Stock pursuant to Section 9 of the Plan, the Board of Directors or Committee shall make such adjustment as it deems appropriate to the number of shares subject to the Option or to the exercise price listed above, or both. If a merger, consolidation, sale of shares, or similar transaction involving the Company, on the one hand, and one or more persons, on the other hand, with respect to the Company occurs, and, as a part of such transaction, shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Common Stock, then the Optionee shall be entitled to purchase or receive (in lieu of the Option Shares that the Optionee would otherwise be entitled to purchase or receive hereunder), the number of shares of stock, other securities, cash or property to which that number of shares of Common Stock would have been entitled in connection with such transaction (and, at an aggregate exercise price equal to the aggregate exercise price hereunder that would have been payable if that number of shares of Common Stock had been purchased on the exercise of the Option immediately before the consummation of the transaction).
     c. Accelerated Vesting. The Option shall become fully exercisable (i) upon the occurrence of a Change of Control, if the Optionee is still a director of the Company on the date of the occurrence of the Change of Control or (ii) if the Optionee is removed from the Board of Directors of the Company by a vote of the shareholders other than for Cause. If either of such events occurs, the Option may be exercised at any time or times thereafter until the expiration or termination of the Option.
     d. Method of Exercise. To exercise the Option with respect to any vested shares of Common Stock hereunder, the Optionee shall provide written notice (the “Exercise Notice”) to the Company at its principal executive office. The Exercise Notice shall be deemed given when deposited in the U. S. mails, postage prepaid, addressed to the Company at its principal executive office, or if given other than by deposit in the U.S. mails, when delivered in person to an officer of the Company at that office. The date of exercise of the Option (the “Exercise Date”) shall be the date of the postmark if the notice is mailed or the date received if the notice is delivered other than by mail. The Exercise Notice shall state the number of shares in respect of which the Option is being exercised and, if the shares for which the Option is being exercised are to be evidenced by more than one stock certificate, the denominations in which the stock certificates are to be issued. The Exercise Notice shall be signed by the Optionee and shall include the complete address of such person, together with such person’s social security number. If the Option is exercised in full, the Optionee shall surrender this Agreement to the Company for cancellation. If the Option is exercised in part, the Optionee shall surrender this Agreement to the Company so that the Company may make appropriate notation hereon or cancel this Agreement and issue a new agreement representing the unexercised portion of the Option.
     At the time of exercise, the Optionee shall pay to the Company the Option Price times the number of vested shares as to which the Option is being exercised. The Optionee shall make such payment by delivering (a) cash, (b) a certified cashier’s check or (c) at the Committee’s election, any other consideration that the Committee determines is consistent with the Plan and applicable law. If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, the Option may be exercised by a broker-dealer acting on behalf of the Optionee if (a) the broker-dealer has received from the Optionee or the Company a fully- and duly-endorsed agreement evidencing such Option, together with instructions signed by the Optionee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.
     The certificates for shares of Common Stock as to which the Option shall have been so exercised shall be registered in the name of the Optionee and shall be delivered to the Optionee at the address specified in the Exercise Notice. If applicable, the stock certificates shall contain an appropriate legend referencing the transfer restrictions noted in Subparagraph 3.d. An Option exercise shall be valid only if the Optionee makes payment or other arrangements relating to the withholding tax obligations discussed in Paragraph 11. In the event the person exercising the Option is a transferee of the Optionee by will or under the laws of descent and distribution, the Exercise Notice shall be accompanied by appropriate proof of the right of such transferee to exercise the Option.
4. Who May Exercise Option. The Option shall be exercisable during the lifetime of the Optionee only by the Optionee. To the extent exercisable after the Optionee’s death, the Option shall be exercised only by a person who has obtained the Optionee’s rights under the Option by will or under the laws of descent and distribution.
5. Termination of Option. If the Optionee’s directorship is terminated by a vote of the shareholders or directors for Cause, the Option shall automatically expire (and shall not thereafter be exercisable) simultaneously with such termination. If the Optionee’s directorship terminates for any other reason, except as otherwise provided in Paragraph 3.c. above, the Option shall be exercisable with respect to the shares that were vested as of the termination date (a) until the first anniversary of the date that the Optionee ceased to be a director of the Company or (b) if the Optionee separates from service in good standing and the Optionee has served on the Company’s Board of Directors at least five years as of the date of the separation from service, through the last business day of December of the calendar year in which the one year anniversary of the director’s separation from service occurs (or, in each case of (a) or (b), if the remaining stated term of the Option is shorter, until 12:00 midnight on the Expiration Date). The Option shall not thereafter be exercisable.
6. No Rights as Shareholder. Neither the Optionee nor any person claiming under or through the Optionee shall be or have any rights or privileges of a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until certificates representing such shares shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).
7. State and Federal Securities Regulation. No shares shall be issued by the Company upon the exercise of the Option unless and until any then-applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel. The Company may suspend for a reasonable period or periods the time during which the Option may be exercised if, in the opinion of the Company, such suspension is required to enable the Company to remain in compliance with regulatory requirements relating to the issuance of shares of Common Stock subject to the Option. The Option is subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of the Option or the issue or purchase of shares under the Option, the Option may not be exercised in whole or in part until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall be under no obligation to effect or obtain any such listing, registration, qualification, consent or approval if the Company shall determine, in its discretion, that such action would not be in the best interest of the Company. The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock subject to an option upon any securities exchange or under any federal or state law or the effecting or obtaining of any consent or approval of any governmental body with respect to the granting or exercise of the Option or the issue or purchase of shares under the Option.

8. Modification of Options. At any time and from time-to-time, the Committee may execute an instrument providing for modification, extension or renewal of the Option, provided that no such modification, extension or renewal shall (i) impair the Option in any respect without the written consent of the holder of the Option or (ii) conflict with the provisions of Rule 16b-3 under the Exchange Act. Except as provided in the preceding sentence, no supplement, modification or amendment of this Agreement or waiver of any provision of this Agreement shall be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.
9. Continued Directorship Not Presumed. Nothing in this Agreement, the Plan or any document describing it nor the grant of an option shall give the Optionee the right to continue as a director of the Company.
10. Option Issued Pursuant to Plan. The Optionee accepts the Option herein subject to all the provisions of the Plan, which are incorporated herein, including the provisions that authorize the Committee to administer and interpret the Plan and provide that the Committee’s determinations and interpretations with respect to the Plan are final and conclusive and binding on all persons affected thereby.
11. Tax Withholding. Any provision of this Agreement to the contrary notwithstanding, the Company may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign, to withhold in connection with any of the shares of Common Stock subject hereto.
12. No Liability of Option. The Option is not liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Optionee nor shall it be subject to garnishment, attachment, execution, levy or other legal or equitable process.
13. No Assignment. The Option is not Transferable otherwise than by will or the laws of descent and distribution, and is exercisable during the Optionee’s lifetime only by him or her. Without limiting the generality of the foregoing, the Option may not be Transferred (except as aforesaid), and shall not be subject to execution, attachment or similar process, without the prior written consent of the Company. Any attempted Transfer contrary to the provisions hereof shall be void and ineffective for all purposes.

14. Governing Law. This Agreement has been executed in, and shall be deemed to be performable in, Dallas, Dallas County, Texas. The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Texas (excluding its conflict of laws rules). The parties further agree that the courts of the State of Texas, and any courts whose jurisdiction is derivative on the jurisdiction of the courts of the State of Texas, shall have personal jurisdiction over all parties to this Agreement.
15. Entire Agreement. Except for the Plan, this Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the party to be charged therewith. No waiver of any of the provisions of this Agreement shall be deemed, or shall, constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.
16. Duplicate Originals. Duplicate originals of this document shall be executed by both the Company and the Optionee, each of which shall retain one duplicate original.
17. Notice. Other than any Exercise Notice, any notice required or permitted to be given under the Plan or this Agreement shall be in writing and delivered in person or sent by registered or certified mail, return receipt requested, first-class postage prepaid, (i) if to the Optionee, at the address shown on the books and records of the Company or at the Optionee’s place of employment, or (ii) if to the Company, at 2711 N. Haskell Avenue, Suite 2200, Dallas, Texas 75204-2960, Attention: Vice President Finance & Administration, or any other address that may be given by either party to the other party by notice pursuant to this Paragraph 17. Any notice other than any Exercise Notice, if sent by registered or certified mail, shall be deemed to have been given when received.
18. Miscellaneous.
     a. The Option herein is intended to be a nonqualified stock option under applicable tax laws, and it is not to be characterized or treated as an incentive stock option under such laws.
     b. Subject to the limitations herein on the Transferability by the Optionee of the Option and any shares of Common Stock, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.
     c. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.
     d. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.
     e. The parties shall execute all documents, provide all information and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.
     f. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.
     g. In addition to all other rights or remedies available at law or in equity, the Company shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.

ZIX CORPORATION
Date:	6/11/07	By:	/s/ Barry W. Wilson

Barry W. Wilson
Chief Financial Officer and Treasurer

Zix Corporation (TX)	Signature Page
2711 N. Haskell Avenue	Sign and return to the legal department
Suite 2200
Dallas, Texas 75204
United States
Issuance Information

Effective Date of Grant:	June 07, 2007

Name of optionee:	Hausmann, Robert

Number of Shares:	2,500.00

Exercise Price:	$1.67

Plan Name:	2006 Director’s Stock Option Plan

Expiration Date:	June 06, 2017

Vesting Schedule:	Number of Shares:	Vest Date:
	208.00	September 07, 2007
	209.00	December 07, 2007
	208.00	March 07, 2008
	208.00	June 07, 2008
	209.00	September 07, 2008
	208.00	December 07, 2008
	208.00	March 07, 2009
	209.00	June 07, 2009
	208.00	September 07, 2009
	208.00	December 07, 2009
	209.00	March 07, 2010
	208.00	June 07, 2010

Date:

Optionee Signature

6/7/2007	Equity Enterprise	Page 1 of 1

Zix Corporation (TX)	Signature Page
2711 N. Haskell Avenue	Sign and return to the legal department
Suite 2200
Dallas, Texas 75204
United States
Issuance Information

Effective Date of Grant:	June 07, 2007

Name of Optionee:	Kahn, Charles

Number of Shares:	2,500.00

Exercise Price:	$1.67

Plan Name:	2006 Director’s Stock Option Plan

Expiration Date:	June 06, 2017

Vesting Schedule:	Number of Shares:	Vest Date:
	208.00	September 07, 2007
	209.00	December 07, 2007
	208.00	March 07, 2008
	208.00	June 07, 2008
	209.00	September 07, 2008
	208.00	December 07, 2008
	208.00	March 07, 2009
	209.00	June 07, 2009
	208.00	September 07, 2009
	208.00	December 07, 2009
	209.00	March 07, 2010
	208.00	June 07, 2010

Date:

Optionee Signature

6/7/2007	Equity Enterprise	Page 1 of 1

Zix Corporation (TX)	Signature Page
2711 N. Haskell Avenue	Sign and return to the legal department
Suite 2200
Dallas, Texas 75204
United States
Issuance Information

Effective Date of Grant:	June 07, 2007

Name of Optionee:	Marston James

Number of Shares:	4,000.00

Exercise Price:	$1.67

Plan Name:	2006 Director’s Stock Option Plan

Expiration Date:	June 06, 2017

Vesting Schedule:	Number of Shares:	Vest Date:
	333.00	September 07, 2007
	334.00	December 07, 2007
	333.00	March 07, 2008
	333.00	June 07, 2008
	334.00	September 07, 2008
	333.00	December 07, 2008
	333.00	March 07, 2009
	334.00	June 07, 2009
	333.00	September 07, 2009
	333.00	December 07, 2009
	334.00	March 07, 2010
	333.00	June 07, 2010

Date:

Optionee Signature

6/7/2007	Equity Enterprise	Page 1 of 1

Zix Corporation (TX)
2711 N. Haskell Avenue	Signature Page
Suite 2200	Sign and return to the legal department
Dallas, Texas 75204
United States
Issuance Information

Effective Date of Grant:	June 07, 2007

Name of Optionee:	Sanchez, Antonio Ill

Number of Shares:	1,500.00

Exercise Price:	$1.67

Plan Name:	2006 Director’s Stock Option Plan

Expiration Date:	June 06, 2017

Vesting Schedule:	Number of Shares:	Vest Date:
	125.00	September 07, 2007
	125.00	December 07, 2007
	125.00	March 07, 2008
	125.00	June 07, 2008
	125.00	September 07, 2008
	125.00	December 07, 2008
	125.00	March 07, 2009
	125.00	June 07, 2009
	125.00	September 07, 2009
	125.00	December 07, 2009
	125.00	March 07, 2010
	125.00	June 07, 2010

Date:

Optionee Signature

6/7/2007	Equity Enterprise	Page 1 of 1

Zix Corporation (TX)
2711 N. Haskell Avenue	Signature Page
Suite 2200	Sign and return to the legal department
Dallas, Texas 75204
United States
Issuance Information

Effective Date of Grant:	June 07, 2007

Name of Optionee:	Schlosberg, Paul

Number of Shares:	4,500.00

Exercise Price:	$1.67

Plan Name:	2006 Director’s Stock Option Plan

Expiration Date:	June 06, 2017

Vesting Schedule:	Number of Shares:	Vest Date:
	375 00	September 07, 2007
	375.00	December 07, 2007
	375.00	March 07, 2008
	375.00	June 07, 2008
	375.00	September 07, 2008
	375.00	December 07, 2008
	375.00	March 07, 2009
	375.00	June 07, 2009
	375.00	September 07, 2009
	375.00	December 07, 2009
	375.00	March 07, 2010
	375.00	June 07, 2010

Date:

Optionee Signature

6/7/2007	Equity Enterprise	Page 1 of 1